Exhibit 99.1

STREAMLINE HEALTH SOLUTIONS, INC.
News Release of Streamline Health Solutions, Inc. Dated August 5, 2009

News Release
Visit our web site at: www.streamlinehealth.net

COMPANY CONTACT: J. Brian Patsy Chief Executive Officer (513) 794-7100	INVESTOR CONTACT: Joe Diaz, Robert Blum or Joe Dorame Lytham Partners, LLC (602) 889-9700

FOR IMMEDIATE RELEASE

STREAMLINE HEALTH APPOINTS JON PHILLIPS
CHAIRMAN OF THE BOARD OF DIRECTORS

J. Brian Patsy will continue as Chief Executive Officer

Cincinnati, Ohio — August 5, 2009 -— The Board of Directors of Streamline Health Solutions, Inc. (Nasdaq CM: STRM) today announced that, in an effort to further implement best practices for corporate governance, the Company should have an independent, non-management director as the Company’s Chairman of the Board. In that regard the Board has appointed Jonathan R. Phillips, a current independent member of the Company’s Board of Directors, as Chairman of the Board of Directors of Streamline Health effective immediately. J. Brian Patsy, who had previously served as the Company’s Chairman of the Board since the Company’s inception, will continue as a director and as Chief Executive Officer of the Company.

The Board anticipates that the Chairman of the Board will serve for a two-year term, subject to annual re-election by shareholders. Mr. Phillips’ initial term as Chairman of the Board is retroactive to the Company’s most recent annual shareholder meeting on May 27, 2009.

Jonathan R. Phillips, has been a Director of Streamline Health since May 2005. He is a Managing Director and the founder of Healthcare Growth Partners, a provider of strategic and financial advisory services to healthcare technology companies.  Prior to Healthcare Growth Partners, Mr. Phillips was a member of the Healthcare Investment Banking Group at William Blair and Company, LLC, where he provided financial advisory services to healthcare growth companies in the areas of mergers and acquisitions and equity offerings, including initial public offerings, secondary offerings and private placements.  Prior to William Blair, he served in various roles in the healthcare practice of Deloitte Consulting where he provided strategic consulting services to healthcare providers and other organizations.  Mr. Phillips is also a director of Ophthalmic Imaging Systems, Inc., a public company.  Mr. Phillips received a Masters of Business Administration at the J. L. Kellogg School of Management, Northwestern University, with a major in Finance, Marketing and Health Services Management, and a Bachelor of Arts from DePauw University with a major in Economics and Management.

Mr. Phillips commented, “I appreciate the confidence placed in me by the board and I look forward to working with the board and the management team to move Streamline Health to the next level of its development. The management team headed up by Brian Patsy has made great strides in recent years in creating the products and services and the corporate infrastructure that position the company for growth. I expect to become even more active, working with Brian, in driving the company forward.”

J. Brian Patsy, chief executive officer, said, “I am pleased to have an industry professional with the experience and skill set of Jon Phillips appointed Chairman of Streamline Health. Jon has been a strong voice on the board that I have relied on for advice and input and I look forward to working even more collaboratively with him in the coming years. As the Company continues to grow, Jon’s healthcare financing and strategic advisory expertise will be instrumental in Streamline Health’s progression as an emerging leader in the healthcare information technology industry.”

In addition to separating the roles of Chairman and CEO, Streamline Health’s Board has established two new Board Committees- a Governance and Nominating Committee that will be chaired by independent director Jay Miller and a Strategy Committee that will be chaired by independent director Andrew Turner.

About Streamline Health
Streamline Health is a leading supplier of document workflow and document management tools, applications and services that assist strategic business partners and healthcare organizations to improve operational efficiencies through business process optimization. The Company provides integrated tools and technologies for automating document-intensive environments, including document workflow, document management, e-forms, connectivity, optical character recognition (OCR) and business process integration.

The Company’s workflow-based services offer solutions to inefficient and labor-intensive healthcare business processes throughout the revenue cycle, such as chart coding, abstracting and completion, remote physician referral order processing, pre-admission registration scanning and signature capture, financial screening, perioperative processing, Recovery Audit Contractor (RAC) mitigation processing, secondary billing services, explanation of benefits processing and release of information processing. The Company’s solutions also address the document workflow needs of the Human Resource and Supply Chain Management processes of the healthcare enterprise. All solutions are available through a Software as a Service (SaaS) model of delivery via the Company’s Remote Hosting Center that better matches customers’ capital or operating budget needs, or via a locally installed software licensing model.

Streamline Health’s solutions create a permanent document-based repository of historical health information that is complementary and can be seamlessly integrated with existing disparate clinical, financial and administrative information systems, providing convenient electronic access to all forms of patient information from any location, including secure web-based access. These integrated solutions allow providers and administrators to link existing systems with documents, which can dramatically improve the availability of patient information while decreasing direct costs associated with document retrieval, work-in-process, chart processing, document retention, and archiving. For additional information please visit our website at http://www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995
Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to risks and uncertainties and are no guarantee of future performance. The forward looking statements contained herein are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements, included herein. These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive products and pricing, product demand and market acceptance, new product development, key strategic alliances with vendors that resell the Company’s products, the ability of the Company to control costs, availability of products obtained from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accountings Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry, the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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